UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WiSA Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

WiSA Technologies, Inc. Mails Definitive Proxy and Encourages All Stockholders to Vote

- WiSA’s board unanimously recommends vote in favor of Data Vault asset purchase -

BEAVERTON, OR — (December 05, 2024) — WiSA Technologies, Inc. (NASDAQ: WISA), which is in a definitive agreement to acquire AI, blockchain and Data Web 3.0 IP assets of Data Vault Holdings, Inc.® (“Data Vault”) to form a data technology & licensing company leveraging IP & proprietary HPC software, has mailed a Definitive Proxy Statement for its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), which is to be held on December 20, 2024, and included information regarding its planned acquisition of Data Vault’s ADIO® and Data Vault assets (the “Asset Purchase”). WiSA’s stockholders of record at the close of business on November 6, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting.

WiSA’s board of directors unanimously recommends that stockholders vote in favor of the Asset Purchase.

How to Vote

Stockholders of record can vote in one of three convenient ways. Have your 11-digit control number provided on your proxy card ready when voting by Internet or phone.

1.	Online: Go to www.FCRvote.com/WISA and follow the prompts to vote your shares.
2.	Phone: Call 1 866 402-3905 and follow the voting instructions to cast your vote.
3.	Mail: Complete, sign, and return the proxy card in the postage-paid envelope provided.

Beneficial owners holding shares through a broker, bank, or other nominee should follow the voting instructions provided by their financial institution.

For additional information about the meeting and the proposals, please refer to the proxy materials available at https://web.viewproxy.com/WISA/2024

Questions or Assistance

Stockholders who need assistance voting their shares may contact Alliance Advisors, which is serving as Proxy Solicitor:

Alliance Advisors

855-643-7310

WISA@allianceadvisors.com

The Asset Purchase Agreement

On September 4, 2024, as amended on November 14, 2024, WiSA Technologies executed a $210 million Definitive Agreement to purchase assets, including High-Performance Computing (HPC) software and acoustic technologies IP, from Data Vault, to create a licensing and technology company with an extensive patent portfolio serving multiple industry and government entities in bioengineering, energy, education, finance & fintech, healthcare, sports entertainment, consumer, restaurants, automotive, and more. The $210 million purchase price consists of 40 million shares of WiSA common stock to be issued at $5 per share plus a $10 million 3-year Note, along with a 3% royalty on applicable product revenues.

Stockholders’ Meeting

The Company filed a Definitive Proxy Statement (Amendment No. 1) on November 26, 2024, for the Annual Meeting to be held on December 20, 2024 at 1:00 p.m., Pacific Time, at the Company’s offices at 15268 NW Greenbrier Pkwy, Beaverton, Oregon 9700. Stockholders have an opportunity to vote at the Annual Meeting to approve the Asset Purchase, along with the various other proposals included in the Definitive Proxy Statement. If approved by stockholders, WiSA expects that the Asset Purchase will close shortly after the Annual Meeting, subject to satisfaction of customary closing conditions.

About Data Vault Holdings, Inc.

Data Vault Holdings Inc. is a technology holding company that provides a proprietary, cloud-based platform for the delivery of blockchain objects. Data Vault Holdings Inc. provides businesses with the tools to monetize data assets securely over its Information Data Exchange® (IDE). The company is in the process of finalizing the consolidation of its affiliates Data Donate Technologies, Inc., ADIO LLC, and Datavault Inc. as wholly owned subsidiaries under one corporate structure. Learn more about Data Vault Holdings Inc. here.

LEGAL DISCLAIMER

Forward-Looking Statements

This press release of WiSA Technologies, Inc. (NASDAQ: WISA) (the “Company”, “us”, “our” or “WiSA”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, include, among others, the Company’s and Data Vault Holdings, Inc.’s (“Datavault”) expectations with respect to the proposed asset purchase (the “Asset Purchase) between them, including statements regarding the benefits of the Asset Purchase, the anticipated timing of the Asset Purchase, the implied valuation of Datavault, the products offered by Datavault and the markets in which it operates, and the Company’s and Datavault’s projected future results and market opportunities, as well as information with respect to WiSA’s future operating results and business strategy. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of a variety of factors, including, but not limited to: (i) risks and uncertainties impacting WiSA’s business including, risks related to its current liquidity position and the need to obtain additional financing to support ongoing operations, WiSA’s ability to continue as a going concern, WiSA’s ability to maintain the listing of its common stock on Nasdaq, WiSA’s ability to predict the timing of design wins entering production and the potential future revenue associated with design wins, WiSA’s ability to predict its rate of growth, WiSA’s ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity, consumer demand conditions affecting WiSA’s customers’ end markets, WiSA’s ability to hire, retain and motivate employees, the effects of competition on WiSA’s business, including price competition, technological, regulatory and legal developments, developments in the economy and financial markets, and potential harm caused by software defects, computer viruses and development delays, (ii) risks related to the Asset Purchase, including WiSA’s ability to close the Asset Purchase in a timely manner or at all, or on the terms anticipated, whether due to WiSA’s ability to satisfy the applicable closing conditions and secure stockholder approval from WiSA stockholders or otherwise, as well as risks related to WiSA’s ability to realize some or all of the anticipated benefits from the Asset Purchase, (iii) any risks that may adversely affect the business, financial condition and results of operations of Datavault, including but not limited to cybersecurity risks, the potential for AI design and usage errors, risks related to regulatory compliance and costs, potential harm caused by data privacy breaches, digital business interruption and geopolitical risks, and (iv) other risks as set forth from time to time in WiSA’s filings with the U.S. Securities and Exchange Commission (the “SEC”). The information in this press release is as of the date hereof and neither the Company nor Datavault undertakes any obligation to update such information unless required to do so by law. The reader is cautioned not to place under reliance on forward looking statements. Neither the Company nor Datavault gives any assurance that either the Company or Datavault will achieve its expectations.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Investors Contact for WiSA Technologies and Data Vault Holdings:
David Barnard, Alliance Advisors Investor Relations, 415-433-3777, wisa@lhai.com